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EXHIBIT 99.1

NEWS RELEASE

Contacts:
John Rosenthal 574-273-9700
Edward Pooley 800-890-2798
Fax: 574-273-0791
E-mail: jrosenthal@sjcb.com
        epooley@sjcb.com


         FOR IMMEDIATE RELEASE

                    ST. JOSEPH CAPITAL CORPORATION ANNOUNCES
                   APPROVAL TO LIST ON NASDAQ SMALLCAP MARKET

         Mishawaka, Indiana - March 28, 2003 - John Rosenthal, Chairman, President and Chief Executive Officer of St. Joseph Capital Corporation , the holding company for St. Joseph Capital Bank, announced today that The Nasdaq Stock Market, Inc. has approved the Company's application to list its common stock on the Nasdaq SmallCap Market. The Company's listing on Nasdaq will be effective as of the opening of business Tuesday, April 1, 2003, and the Company's common stock will continue to be quoted under the symbol "SJOE."

         The following are market makers for SJOE stock:

         Friedman, Billings, Ramsey & Co., Inc.
         311 S. Wacker Drive, Suite 4550
         Chicago, IL 60606
         312-697-4753

         Howe Barnes Investments, Inc.
         135 S. LaSalle Street
         Chicago, IL 60603-4398
         312-655-3000

         Robert W. Baird & Co., Incorporated
         4220 Edison Lakes Parkway, Suite 100
         Mishawaka, IN 46545
         574-247-6830

         Sandler O'Neill & Partners, L.P.
         919 3rd Avenue, 6th Floor
         New York, NY 10022
         800-635-6860

         Stifel, Nicolaus & Company, Incorporated
         One Financial Plaza
         501 North Broadway
         St. Louis, MO 63102
         314-342-4054


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         St. Joseph Capital Corporation is a bank holding company whose headquarters are located in Mishawaka, Indiana. Its sole subsidiary, St. Joseph Capital Bank, provides a broad array of banking services to businesses and individuals in the Michiana area.

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         St. Joseph Capital Bank is a Member of the Federal Deposit Insurance
Corporation.

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

         This document (including information incorporated by reference) contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "may," "will," "would," "could," "should" or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

         A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of terrorist threats or actions; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company's general business; (iv) changes in interest rates and prepayment rates of the Company's assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending;
(ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.

















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